WASATCH FUNDS, INC.

                        Supplement dated March 31, 2000

                    To the Prospectus dated January 31, 2000


This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2000. You should retain both the Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1(800)551-1700.

Effective MARCH 31, 2000, the Wasatch Micro Cap Fund (the "Fund") will close to new investors.

- Fund shareholders as of the March 31, 2000 closing date and certain others, may continue to add to their respective accounts through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.

- Fund shareholders as of March 31, 2000 may also open and add to Fund accounts that use the same Social Security Number as the account existing as of March 31, 2000. (For example, accounts where the shareholder is the owner, joint owner or custodian for a minor child.)

- Financial planners whose clients beneficially own Fund accounts may continue to purchase Fund shares.
- Directors of Wasatch Funds and employees, affiliates and directors of Wasatch Advisors, Inc. may continue to open new accounts.

- Participants in certain 401(k) plans may open new accounts and purchase shares of the Fund.

- The Fund may resume sales to new investors at some future date but has no present intention to do so.

The above information should be added to pages 2, 17, 29 and 31-33 of the Wasatch Funds' prospectus dated January 31, 2000.